Exhibit 10.6

                 FIRST AMENDMENT TO SUBORDINATED DEED OF TRUST,
                   MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF
                       PRODUCTION AND FINANCING STATEMENT

     This First Amendment to Subordinated Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement (this "FIRST AMENDMENT") dated as of April 27, 2011, is executed by and between BARON ENERGY INC., a Nevada corporation ("GRANTOR"), as successor in interest to Permian Legend Petroleum LP, whose address is 392 West Mill Street, New Braunfels, Texas 78130, and BASELINE CAPITAL, INC., a Texas corporation (hereinafter called "BENEFICIARY"), whose address is 310 West Wall, Suite 803, Midland, Midland County, Texas 79701.

                                    RECITALS:

A. Grantor's predecessor in interest, Permian Legend Petroleum LP, ("PERMIAN"), has heretofore executed and delivered to Beneficiary that certain subordinated Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement dated August 1, 2007 (the "ORIGINAL DEED OF TRUST"), recorded in the counties listed on Schedule 1 attached hereto and made a part hereof, to secure certain indebtedness as described in the Original Deed of Trust, including, without limitation, that certain Promissory Note dated August 1, 2007, in the original principal amount of $500,000.00, executed by Permian and payable to the order of Beneficiary (the "PRIOR NOTE").

B. Through a series of corporate transactions, Grantor is the successor in interest to Permian and is obligated to Beneficiary under the Prior Note and the Original Deed of Trust.

C. Contemporaneously with the execution hereof, Grantor has executed a new promissory note in the original principal amount of $100,000.00 payable to Beneficiary and dated of even date herewith (the "NEW NOTE") in renewal and extension of the Prior Note.

D. Also contemporaneously with the execution hereof, Grantor and Beneficiary have entered into that certain First Amended and Restated Loan Agreement dated of even date herewith (the "RESTATED LOAN AGREEMENT"), amending and restating the Loan Agreement defined in the Original Deed of Trust.

E. Grantor and Beneficiary desire to amend the Original Deed of Trust to reflect the New Note and Restated Loan Agreement, and to reflect a change in the indebtedness secured by the Original Deed of Trust.

     NOW, THEREFORE, in consideration of the premises and of the debts and trusts mentioned above, and the agreements herein contained and other good and valuable consideration, Grantor and Beneficiary, for themselves and their respective successors, heirs and assigns, agree as follows:

1. The definition of "GRANTOR" in the Original Deed of Trust is hereby amended to mean Baron Energy, Inc., as successor in interest to Permian.

2. Section 1.1 and Section 1.2 of the Original Deed of Trust is hereby amended in its entirety to read as follows:

     Section 1.1 Note (whether one or more). That certain Promissory Note dated as of April 27, 2011 having a face amount of $100,000.00 executed by Grantor, ("BORROWER") and payable to Beneficiary bearing interest as specified therein, being payable at Beneficiary's office in Midland, Texas or at such other office as Beneficiary shall direct in writing and, if not sooner matured (by acceleration or otherwise) finally maturing on May 1, 2015 (the "NOTE").

     Section 1.2 First Amended and Restated Loan Agreement. All indebtedness and obligations of Borrower to Beneficiary under or arising pursuant to that certain First Amended and Restated Loan Agreement dated as of April 27, 2011 by and between Borrower and Beneficiary (such First Amended and Restated Loan Agreement as the same may from time to time be amended, modified, renewed, extended or restated, in whole or in part, being herein called the "LOAN AGREEMENT").

3. Exhibit A attached to the Original Deed of Trust is hereby amended in its entirety to read as set forth on Exhibit A attached hereto.

4. Miscellaneous.

(a) The terms used herein not so otherwise defined shall be defined as indicated in the Original Deed of Trust.

(b) This First Amendment shall be considered as an amendment to the Original Deed of Trust and, except as herein expressly amended, the Original Deed of Trust is hereby ratified, approved and confirmed in every respect and the Original Deed of Trust and this First Amendment shall be read, taken and construed together as one and the same instrument. Nothing contained herein shall be construed to impair the liens and security interests of the Original Deed of Trust on any of the properties covered thereby and such liens and security interests are hereby renewed, reaffirmed and extended and shall remain in force and effect as security for all of the secured indebtedness now or hereafter outstanding under the Original Deed of Trust, as amended hereby.

(c) This instrument may be executed in any number of counterparts, each of which shall be deemed an original and all of which are identical.

(D) THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this instrument is executed as of the day, month and year first above written.

BENEFICIARY:                             GRANTOR:
BASELINE CAPITAL, INC.                   BARON ENERGY, INC.


By: /s/ Karl J. Reiter                   By: /s/ Lisa P. Hamilton
    --------------------------------         -----------------------------------
    Karl J. Reiter                       Name:  Lisa P. Hamilton
    President                            Title: Executive Vice President and CFO

THE STATE OF TEXAS       ss.
COUNTY OF COMAL          ss.

     This instrument was acknowledged before me on this 4th day of May, 2011, by Lisa P. Hamilton, Executive Vice President and CFO of BARON ENERGY, INC., a Nevada corporation, on behalf of said corporation.


                                         /s/ Sue B. Blair
                                         ---------------------------------------
                                         Notary Public, State of Texas

THE STATE OF TEXAS       ss.
COUNTY OF MIDLAND        ss.

     This instrument was acknowledged before me on this 5th day of May, 2011, by Karl J. Reiter, President of BASELINE CAPITAL, INC., a Texas corporation, on behalf of said corporation.

                                         /s/ Cheryl A. Barton
                                         ---------------------------------------
                                         Notary Public, State of Texas

                                   SCHEDULE 1
                                       TO
  FIRST AMENDMENT TO SUBORDINATED DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT,
                ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT
                FROM BARON ENERGY, INC. TO BASELINE CAPITAL, INC.

                       RECORDING OF ORIGINAL DEED OF TRUST

County                           Volume/Page                     Records

Jones County, Texas              Volume 268, Page 273            Official Public

Runnels County, Texas            Volume 288, Page 181            Official Public

Taylor County, Texas             Volume 3399, Page 943           Official Public

                                    EXHIBIT A

CRAMER REYNOLDS LEASE, JONES COUNTY, TEXAS

TRACT NO. 1:

BEING 220 acres of land, more or less, out of the South part of Section No. 31, Block 18, T&P RR Co. Survey, Jones County, Texas, being more fully described in the following lease:

     Date:             December 3, 1980
     Lessor:           Cramer Reynolds, et ux
     Lessee:           M.  L.  Richards
     Recorded:         Volume 636, Page 207, Deed Records of Jones County, Texas

TRACT NO. 2:

BEING 100 acres of land, more or less, out of the East Central part of Section No. 31, Block 18, T&P RR Co. Survey, Jones County, Texas, being more fully described in the following leases:

     Lease No. 1:
     Date:             March 8, 1984
     Lessor:           Mary Ann Johnson
     Lessee:
     Recorded:         Volume, Page, Deed Records of Jones County, Texas

     Lease No. 2:
     Date:             March 8, 1984
     Lessor:           Don F. Smith
     Lessee:           Mecca Energy, Inc.
     Recorded:         Volume 679, Page 107, Deed Records of Jones County, Texas

     Lease No. 3:
     Date:             March 5, 1984
     Lessor:           Margaret O. Lyons
     Lessee:           Mecca Energy, Inc.
     Recorded:         Volume 677, Page 715, Deed Records of Jones County, Texas

     Lease No. 4:
     Date:             March 5, 1984
     Lessor:           Kathryn A. Evans
     Lessee:           Mecca Energy, Inc.
     Recorded:         Volume 671, Page 712, Deed Records of Jones County, Texas

     Lease No. 5:
     Date:             February 21, 1984
     Lessor:           Mary Clare Holt
     Lessee:           Mecca Energy, Inc.
     Recorded:         Volume 677, Page 114, Deed Records of Jones County, Texas

     Lease No. 6:
     Date:             February 21, 1984
     Lessor:           Kathleen A. Divine
     Lessee:           Mecca Energy, Inc.
     Recorded:         Volume 677, Page 131, Deed Records of Jones County, Texas

     Lease No. 7:
     Date:             February 21, 1984
     Lessor:           E. Louise Nicholson
     Lessee:           Mecca Energy, Inc.
     Recorded:         Volume 671, Page 134, Deed Records of Jones County, Texas

     Lease No. 8:
     Date:             October 22, 1981
     Lessor:           Allan L.  Cade, Jr.
     Lessee:           M.  L.  Richards
     Recorded:         Volume 645, Page 623, Deed Records of Jones County, Texas

     Lease No. 9:
     Date:             October 22, 1981
     Lessor:           Berry Cade Smith
     Lessee:           M. L. Richards.
     Recorded:         Volume 645, Page 607, Deed Records of Jones County, Texas

     Lease No. 10:
     Date:             April 12, 1984
     Lessor:           William J. Pegg, Jr.
     Lessee:           Mecca Energy, Inc.
     Recorded:         Volume 679, Page 480, Deed Records of Jones County, Texas

     Lease No. 11:
     Date:             April 12, 1984
     Lessor:           Stephen W. Raines, Jr.
     Lessee:           Mecca Energy, Inc.
     Recorded:         Volume 679, Page 448, Deed Records of Jones County, Texas

     Lease No. 12:
     Date:             March 5, 1984
     Lessor:           James D. Lyons
     Lessee:           Mecca Energy, Inc.
     Recorded:         Volume 677, Page 709, Deed Records of Jones County, Texas

     Lease No. 13:
     Date:             March 8, 1984
     Lessor:           Doris Stephenson
     Lessee:           Mecca Energy, Inc.
     Recorded:         Volume 679, Page 487, Deed Records of Jones County, Texas

     Lease No. 14:
     Date:             March 8, 1984
     Lessor:           William J. Ryan, Jr.
     Lessee:           Mecca Energy, Inc.
     Recorded:         Volume 679, Page 484, Deed Records of Jones County, Texas

     Lease No. 15:
     Date:             April 21, 1981
     Lessor:           Barbara Haines Ellison
     Lessee:           Frank W. Burger
     Recorded:         Volume 640, Page 751, Deed Records of Jones County, Texas

     Lease No. 16:
     Date:             April 21, 1981
     Lessor:           William J. Pegg, Jr.
     Lessee:           Frank W. Burger
     Recorded:         Volume 640, Page 771, Deed Records of Jones County, Texas

     Lease No. 17:
     Date:             April 21, 1981
     Lessor:           Udell Snyder
     Lessee:           Frank W. Burger
     Recorded:         Volume 641, Page 456, Deed Records of Jones County, Texas

     Lease No. 18:
     Date:             April 21, 1981
     Lessor:           William R. Snyder
     Lessee:           Frank W. Burger
     Recorded:         Volume 641, Page 458, Deed Records of Jones County, Texas

     Lease No. 19:
     Date:             April 21, 1981
     Lessor:           Stephen W. Raines
     Lessee:           Frank W. Burger
     Recorded:         Volume 640, Page 670, Deed Records of Jones County, Texas

     Lease No. 20:
     Date:             March 19, 1981
     Lessor:           Marion D. Johnston
     Lessee:           Mid-Texas Resource
     Recorded:         Volume 638, Page 516, Deed Records of Jones County, Texas

     Lease No. 21:
     Date:             January 9, 1981
     Lessor:           Helen B. McDermott, et vir
     Lessee:           M.  L.  Richards
     Recorded:         Volume 635, Page 823, Deed Records of Jones County, Texas

     Lease No. 22:
     Date:             January 12, 1981
     Lessor:           Hardin Simmons University
     Lessee:           M.  L.  Richards
     Recorded:         Volume 635, Page 830, Deed Records of Jones County, Texas

     Lease No. 23:
     Date:             January 9, 1981
     Lessor:           Gladys McLane, et vir
     Lessee:           M. L.  Richards
     Recorded:         Volume 635, Page 833, Deed Records of Jones County, Texas

     Lease No. 24:
     Date:             January 9, 1981
     Lessor:           Daniel J. Lyons, et ux
     Lessee:           M. L.  Richards
     Recorded:         Volume 635, Page 836, Deed Records of Jones County, Texas

     Lease No. 25:
     Date:             January 9, 1981
     Lessor:           Leonard Blaylock, et ux
     Lessee:           M. L.  Richards
     Recorded:         Volume 635, Page 839, Deed Records of Jones County, Texas

     Lease No. 26:
     Date:             January 9, 1981
     Lessor:           Mabel S. Haines
     Lessee:           M. L.  Richards
     Recorded:         Volume 636, Page 96, Deed Records of Jones County, Texas

     Lease No. 27:
     Date:             January 9, 1981
     Lessor:           Paul T.  Westervelt, et ux
     Lessee:           M. L.  Richards
     Recorded:         Volume 636, Page 144, Deed Records of Jones County, Texas

     Lease No. 28:
     Date:             December 3, 1980
     Lessor:           Cramer Reynolds, et ux
     Lessee:           M. L.  Richards
     Recorded:         Volume 636, Page 207, Deed Records of Jones County, Texas

     Lease No. 29:
     Date:             January 9, 1981
     Lessor:           William A.  Hammer, et ux
     Lessee:           M. L.  Richards
     Recorded:         Volume 636, Page 270, Deed Records of Jones County, Texas

     Lease No. 30:
     Date:             March 23, 1981
     Lessor:           Jack Sayles, individually & as independent Executor of
                       the Estate of John and Frances Sayles, both deceased.
     Lessee:           M. L. Richards
     Recorded:         Volume 638, Page 177, Deed Records of Jones County, Texas

     Lease No. 31:
     Date:             March 26, 1981
     Lessor:           Mary France Peeter
     Lessee:           M. L.  Richards
     Recorded:         Volume 638, Page 462, Deed Records of Jones County, Texas

W. A. ASHTON LEASE. RUNNELS COUNTY, TEXAS

1. Lease dated June 6, 1976, executed by Jerome V. Ray, et al as Lessor, to Dick Grant, as Lessee, as amended by Extension and Ratification Agreement between the same parties, dated May 18, 1978, and recorded in Volume 478, Page 410 of the Deed Records of Runnels County, Texas, covering the South 50 acres of a certain tract containing 121.5 acres out of the A. P. Thompson Survey No. 3 and a tract containing approximately 208 acres out of Blocks C and B of the H. B. Adams Subdivision of Part of the Austin & Williams Survey No. 262, in Runnels County, Texas, which tracts are particularly described in said lease.

2. Lease dated May 26, 1972, executed by W. A. Ashton, as Lessor, to Dick Grant, as Lessee, covering 335.17 acres, more or less, in Runnels County, Texas, comprising portions of the ETRy. Company Survey No. 143, Abstract No. 157, and J. H. Wilson Survey No. 144, Abstract No. 287, particularly described therein, said lease being duly recorded in Volume 424, Page 69 of the Deed Records of Runnels County, Texas.

3. Lease dated May 26, 1972, executed by W. A. Ashton, as Lessor, to Dick Grant, as Lessee, covering 367.33 acres out of the East part of the ETRy. Company Survey No. 143, Abstract No. 157, particularly described therein, said lease being duly recorded in Volume 424, Page 71 of the Deed Records of Runnels County, Texas.

4. Lease dated June 16, 1972, executed by W. A. Ashton, as Lessor, to Dick Grant, as Lessee, covering approximately 318 acres in the J. H. Wilson Survey No. 160, therein particularly described, said lease being duly recorded in Volume 427, Page 525 of the Deed Records of Runnels County, Texas.

CURB LEASE, TAYLOR COUNTY, TEXAS

Being the West 100 acres of Lot 7, League 147, Grimes County School Land Survey, Taylor County, Texas, being more fully described in the following lease:

     Date:           October 14, 1983
     Lessor:         E. Byron Curb, Dorothy Lee Curb and Evelyn Beasley
     Lessee:         G/O International, Inc.
     Recorded:       Volume 1372, Page 134, Deed Records of Taylor County, Texas

SURFACE LEASE AGREEMENT - CURB TANK BATTERY, TAYLOR COUNTY, TEXAS

Being the present surface site of the "Curb" tank battery facility, Subdivision 7, Grimes County School Lands #147, A-73, Taylor County, Texas being more fully described in the following Surface Lease Agreement:

     Date:           July 1, 2006
     Lessor:         Ransome Price
     Lessee:         Greasewood Operating, Ltd.
     Recorded:       Volume 3258, Page 607, Deed Records of Taylor County, Texas

HUDDLESTON LEASE, TAYLOR COUNTY, TEXAS

LAND:

Being the following Oil & Gas leases insofar as the same cover all of the North one-half (N/2) of Lot No. 4, League No. 147, and being a part of that certain 105 acres of land described in that certain Deed dated May 16, 1918 from W. O. Carter, et al to D. O. Huddleston and being recorded in Volume 100, Page 144 of the Deed Records of Taylor County, Texas:

LEASES:

Lease No. 1:
     Date:           February 15, 1982
     Lessor:         Stacey Martin & Willie Hodo Huddleston
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1233, Page 783, Deed Records of Taylor County, Texas

Lease No. 2:
     Date:           February 15, 1982
     Lessor:         Fvora Lang
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1233, Page 786, Deed Records of Taylor County, Texas

Lease No. 3:
     Date:           February 15, 1982
     Lessor:         Wanda Meeks & Henry Meeks
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1234, Page 560, Deed Records of Taylor County, Texas

Lease No. 4:
     Date:           February 15, 1982
     Lessor:         Jack Q. Huddleston
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1234, Page 562, Deed Records of Taylor County, Texas

Lease No. 5:
     Date:           February 15, 1982
     Lessor:         Clarence F. Huddleston, et ux, Barbara Huddleston
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1234, Page 564, Deed Records of Taylor County, Texas

Lease No. 6:
     Date:           February 15, 1982
     Lessor:         Mack Hodo, et ux, Wanda Hodo
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1234, Page 566, Deed Records of Taylor County, Texas

Lease No. 7:
     Date:           February 15, 1982
     Lessor:         Nadine Osborn and J. J. Osborn
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1234, Page 810, Deed Records of Taylor County, Texas

Lease No. 8:
     Date:           February 15, 1982
     Lessor:         Leonard Smith, et ux, Lola Smith
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1234, Page 817, Deed Records of Taylor County, Texas

Lease No. 9:
     Date:           February 15, 1982
     Lessor:         Gary Mackey, et ux, Margaret Mackey and Elizabeth Mackey,
                     Attorney-in-Fact
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1234, Page 636, Deed Records of Taylor County, Texas

Lease No. 10:
     Date:           February 15, 1982
     Lessor:         Mauryne Talamini & Oliver Talamini
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1236, Page 638, Deed Records of Taylor County, Texas

Lease No. 11:
     Date:           February 15, 1982
     Lessor:         Harold Smith, et ux, Mary E. Smith
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1236, Page 643, Deed Records of Taylor County, Texas

Lease No. 12:
     Date:           February 15, 1982
     Lessor:         Nellie Crum
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1238, Page 129, Deed Records of Taylor County, Texas

Lease No. 13:
     Date:           February 15, 1982
     Lessor:         Earl Smith & Phillis Williams, for the Estate of Hazel
                     Smith
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1238, Page 131, Deed Records of Taylor County, Texas

Lease No. 14:
     Date:           February 15, 1982
     Lessor:         Pat Smith
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1238, Page 714, Deed Records of Taylor County, Texas

Lease No. 15:
     Date:           February 15, 1982
     Lessor:         Freda Neil Thesz
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1239, Page 789, Deed Records of Taylor County, Texas

Lease No. 16:
     Date:           February 15, 1982
     Lessor:         Parker W. Duncan, Executor of the Estate of Mary D. Duncan
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1244, Page 163, Deed Records of Taylor County, Texas

Lease No. 17:
     Date:           February 15, 1982
     Lessor:         Hile Pritchard et ux, Lena Pritchard
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1244, Page 863, Deed Records of Taylor County, Texas

Lease No. 18:
     Date:           February 15, 1982
     Lessor:         Helen Lee Tuggle, et al
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1247, Page 607, Deed Records of Taylor County, Texas

Lease No. 19:
     Date:           August 4, 1982
     Lessor:         Mildred Springer
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1255, Page 842, Deed Records of Taylor County, Texas

Lease No. 20:
     Date:           August 4, 1982
     Lessor:         Mildred Springer
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1255, Page 840, Deed Records of Taylor County, Texas

Lease No. 21:
     Date:           April 22, 1983
     Lessor:         First National Bank of Abilene
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1291, Page 409, Deed Records of Taylor County, Texas

Lease No. 22:
     Date:           April 20, 1983
     Lessor:         Hudson Smart
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1292, Page 445, Deed Records of Taylor County, Texas

Lease No. 23:
     Date:           July 28, 1982
     Lessor:         Geneva M. Godsey
     Lessee:         Mid-Tex Resources
     Recorded:

Lease No. 24:
     Date:           January 25, 1983
     Lessor:         Betty McClure and Jessee McClure
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1295, Page 802, Deed Records of Taylor County, Texas

Lease No. 25:
     Date:           February 22, 1983
     Lessor:         Don Roberts, et ux, Beverly Roberts
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1288, Page 599, Deed Records of Taylor County, Texas

Lease No. 26:
     Date:           February 22, 1983
     Lessor:         Barry D. Cunningham
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1288, Page 603, Deed Records of Taylor County, Texas

Lease No. 27:
     Date:           February 22, 1983
     Lessor:         Larry L. Cunningham
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1288, Page 601, Deed Records of Taylor County, Texas

Lease No. 28:
     Date:           October 14, 1982
     Lessor:         Hudson Smart
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1276, Page 47, Deed Records of Taylor County, Texas

Lease No. 29:
     Date:           January 25, 1983
     Lessor:         Vivian E. Ferguson
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1282, Page 699, Deed Records of Taylor County, Texas

Lease No. 30:
     Date:           July 28, 1982
     Lessor:         Betty Hogan
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1282, Page 701, Deed Records of Taylor County, Texas

Lease No. 31:
     Date:           January 25, 1983
     Lessor:         Charles W. McClure et ux, Sally McClure
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1282, Page 801, Deed Records of Taylor County, Texas

Lease No. 32:
     Date:           January 23, 1984
     Lessor:         Velma Huddleston
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1333, Page 547, Deed Records of Taylor County, Texas

Lease No. 33:
     Date:           February 15, 1982
     Lessor:         Norma J. Field, et vir, James Field
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1287, Page 504, Deed Records of Taylor County, Texas

Lease No. 34:
     Date:
     Lessor:         Larry Cunningham, et ux, Geneva Cunningham
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1328, Page 759, Deed Records of Taylor County, Texas

Lease No. 35:
     Date:           January 13, 1984
     Lessor:         Robert L. Huddleston
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1333, Page 76, Deed Records of Taylor County, Texas

Lease No. 36:
     Date:           January 13, 1984
     Lessor:         D. O. Huddleston
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1332, Page 411, Deed Records of Taylor County, Texas

Lease No. 37:
     Date:           June 18, 1984
     Lessor:         Janice Lyons, Taylor County Clerk, Receiver in Cause No.
                     16,051-B, 104th District Court, Taylor County, Texas
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1354, Page 620, Deed Records of Taylor County, Texas

SALT WATER DISPOSAL LEASE, D.L. MOORE #1, TAYLOR COUNTY, TEXAS

Being the D. L. Moore #1 well bore located in Lot 14, League 147, Grimes County School Land Survey, Taylor County, Texas and more fully described in the following Salt Water Disposal Lease:

     Date:           June 1, 2005
     Lessor:         Billy Bob Toombs & Freddy Toombs
     Lessee:         Greasewood Oil Co.
     Recorded:       Volume 3165, Page 288, Deed Records of Taylor County, Texas

MOORE #1, TAYLOR COUNTY, TEXAS

LANDS:

Tract 1:

     Being 80.00 acres of land, more or less, in the East One-Half (E/2) of the
     J. H. Clark Survey No. 14 out of the Grimes County School Land League #147, Taylor County, Texas.

Tract 2:

     Being 20.00 acres of land, more or lease, out of the Southeast quarter (SE/4) of the J.H. Clark Survey, No. 14 of the Grimes County School Land League No. 147, Taylor County, Texas.

LEASE:

     Date:           September 25, 1985
     Lessor:         Dee Laverne Moore
     Lessee:         Mid-Tex Resources
     Recorded:       Volume 1426, Page 543, Deed Records of Taylor County, Texas

PRICE, P. PRICE, & PRICE -A- LEASES, TAYLOR COUNTY, TEXAS

LAND:

Being 60.00 acres of land, more or less, out of the East part of Lot No. 7, Grimes County School Land Survey No. 147, Taylor County, Texas, and being the same land described in that certain Deed dated October 20, 1927 from Seth Morgan, et ux, to Mrs. Pinkie Price, recorded in Volume 196 at Page 108 of the Deed Records of Taylor County, Texas.

LEASES:

Lease No. 1:
     Date:           October 5, 1979
     Lessor:         Jim B. Price
     Lessee:         Larry J. Mashburn
     Recorded:       Volume 1161, Page 750, Deed Records of Taylor County, Texas

Lease No. 2:
     Date:           October 5, 1979
     Lessor:         Billy J. Price
     Lessee:         Larry J. Mashburn
     Recorded:       Volume 1135, Page 746, Deed Records of Taylor County, Texas

Lease No. 3:
     Date:           October 8, 1979
     Lessor:         Robert E. Price
     Lessee:         Larry J. Mashburn
     Recorded:       Volume 1135, Page 748, Deed Records of Taylor County, Texas

Lease No. 4:
     Date:           October 9, 1979
     Lessor:         David J. Stanford
     Lessee:         Larry J. Mashburn
     Recorded:       Volume 1135, Page 752, Deed Records of Taylor County, Texas

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Lease No. 5:
     Date:           October 9, 1979
     Lessor:         Kenneth Stanford
     Lessee:         Larry J. Mashburn
     Recorded:       Volume 1135, Page 740, Deed Records of Taylor County, Texas

Lease No. 6:
     Date:           October 9, 1979
     Lessor:         Vivian Stanford Pusok
     Lessee:         Larry J. Mashburn
     Recorded:       Volume 1135, Page 742, Deed Records of Taylor County, Texas

Lease No. 7:
     Date:           October 9, 1979
     Lessor:         Vivian Stanford Pusok
     Lessee:         Larry J. Mashburn
     Recorded:       Volume 1135, Page 742, Deed Records of Taylor County, Texas

Lease No. 8:
     Date:           October 11, 1979
     Lessor:         Dottie Price
     Lessee:         Larry J. Mashburn
     Recorded:       Volume 1161, Page 753, Deed Records of Taylor County, Texas

Lease No. 9:
     Date:           November 6, 1979
     Lessor:         Ransom Price, Jr.
     Lessee:         Larry J. Mashburn
     Recorded:       Volume 1135, Page 759, Deed Records of Taylor County, Texas

Lease No. 10:
     Date:           November 6, 1979
     Lessor:         Ruth A. Price, Individually and as Guardian of the Estate
                     of Dave Scott Price
     Lessee:         Larry J. Mashburn
     Recorded:       Volume 1135, Page 750, Deed Records of Taylor County, Texas

W. S. SHAFFER -B- & ET AL LEASES, TAYLOR COUNTY, TEXAS

LAND:

Tract 1

     Being 314.80 acres of land situated in Taylor County, Texas, and being the North Half of Survey No. 12, Certificate No. 17/368, Block No. 3, S. P. RR Company Lands, and being the same land described by metes and bounds in a

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     Patent from the State of Texas to J. L. Pierce, dated April 12, 1951, recorded in Volume G-2, Page 143, of the Patent Records of Taylor County, Texas.

Tract 2

     Being 167.5 acres, more or less, out of Survey No. 6, Certificate No. 4508,
     G. C. & S. RR Company Lands in Taylor County, Texas being described as follows, to-wit:

     BEGINNING at the Northwest corner S. F. 15185, W. S. Shaffer Survey No. 1; THENCE South 15(degree)East with the West line S.F. 15185, 2,293 varas, to fence;
     THENCE in a westerly direction with said fence to an inner corner of said G. C. & S. RR Company Survey No. 6;
     THENCE North 15(degree)West with a west line of said G. C. & S. RR Company Survey No. 6, 2,152.2 varas to the South line of a tract owned by Sayles; THENCE North 75o 25' East 425.6 varas with a fence to the place of beginning.

LEASE:
     Date:           September 9, 1958
     Lessor:         W. S. Shaffer, et al
     Lessee:         J. R. McLean
     Recorded:       Volume 574, Pages 186, Deed Records of Taylor County, Texas

W. S. SHAFFER -C- LEASE, TAYLOR COUNTY, TEXAS

LAND:

     BEING ALL OF THE W. S. Shaffer Survey No. 1, S. F. 15185, Taylor County, Texas, patented to W. S. Shaffer by the State of Texas on June 11, 1951, by Patent No. 475, Volume 17-B, and containing 136.55 acres, more or less.

LEASE:
     Date:           April 30, 1970
     Lessors:        M. C. Shaffer, et al
     Lessee:         J. D. Tompkins
     Recorded:       Volume 880, Page 501, Deed Records of Taylor County, Texas

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